UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 3, 2003

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1- 4311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

2200 Northern Boulevard, East Hills, NY		11548
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant's telephone number, including area code)

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release, dated December 3, 2003, reporting the results of operations of Pall Corporation for its fiscal first quarter ended October 31, 2003 (furnished and not filed herewith pursuant to Item 12).

ITEM 12.   Results of Operations and Financial Condition.

On December 3, 2003, Pall Corporation reported its results of operations for its fiscal first quarter ended October 31, 2003. A copy of the press release issued by the Company in this connection is furnished herewith as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation

December 5, 2003	/s/	JOHN ADAMOVICH, JR.
John Adamovich, Jr.
Chief Financial Officer
and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated December 3, 2003, reporting the results of operations of Pall Corporation for its fiscal first quarter ended October 31, 2003.